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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): AUGUST 10, 2004

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

MICHIGAN                            0-20206                  38-2381442
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)

47827 Halyard Drive, Plymouth, MI                            48170-2461
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS

         On August 10, 2004, Perceptron, Inc. ("Perceptron") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that its Board of Directors has authorized a $2.0 million common stock repurchase program. Pursuant to the authorization, Perceptron may purchase shares from time to time in the open market or through privately negotiated transactions during the remainder of fiscal year 2005.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C.       Exhibits.

         No.      Description

         99.1 Press Release dated August 10, 2004 announcing the Company's authorization to commence a stock repurchase program.

         99.2 Press Release dated August 10, 2004 announcing the Company's financial results for the fourth quarter and fiscal year ended June 30, 2004.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On August 10, 2004, Perceptron issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2004. Attached hereto and incorporated by reference as Exhibit 99.2 is the press release relating to such announcement. Such information, including Exhibit 99.2 attached hereto under Item 7, shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  August 10, 2004                      /s/ John J. Garber
                                            -----------------------------------
                                            By:  John J. Garber
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number           Description
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99.1             Press release dated August 10, 2004 announcing the Company's authorization to commence a stock repurchase program.

99.2 Press release dated August 10, 2004 announcing the Company's financial results for the fourth quarter and fiscal year ended June 30, 2004.